FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) March 18, 2003

             (Exact name of registrant as specified in its charter)
                           Flexsteel Industries, Inc.


(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation               File Number)            Identification No.)
       Minnesota                      0-5151                   42-0442319


         Registrant's telephone number, including area code 563-556-7730


     Item 5. Other Events

     On March 18, 2003, Flexsteel Industries, Inc. announces that it expects lower than projected earnings for its third and fourth fiscal quarters. See the Press Release attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Flexsteel Industries, Inc.
                                        _________________________________
                                             (Registrant)



Date:    March 19, 2003                 By:  /s/  R.J. Klosterman
                                        _________________________________
                                        R.J. Klosterman
                                        Financial Vice President &
                                        Principal Financial Officer

( BW)(IA-FLEXSTEEL-INDUSTRIES)(FLXS) Flexsteel Announces Lower Earnings Outlook

    Business Editors

     DUBUQUE, Iowa--(BUSINESS WIRE)--March 18, 2003--Flexsteel Industries, Inc. (Nasdaq:FLXS) today announced that it expects lower than projected earnings for its third and fourth fiscal quarters.
     "Weather conditions during February resulted in manufacturing disruptions and inefficiencies that adversely affected product deliveries, especially on the east coast," said President and Chief Executive Officer, K. Bruce Lauritsen. He added, "The continuing weak consumer confidence during February and the first half of March have combined with the geo-political issues and a general weakness in the economy to create a very difficult business environment."
     The interruption of production and deliveries due to weather coupled with lower order levels are hindering the Company's ability to absorb fixed overhead expenses and will lead to lower earnings in the third quarter ending March 31, 2003. The Company projects fully diluted earnings per share to be in the range of $0.18 to $0.23.
     Due to the uncertainties in the economy, the Company is unable to provide any guidance regarding earnings for the fourth quarter.
     The Company plans to report results for the third quarter on April 15, 2003.
     For more information, visit our web site at http://www.flexsteel.com.

     Statements, including those in this release, which are not historical or current facts are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made here-in. Investors are cautioned that all forward-looking statements involve risk and uncertainty. Some of the factors that could affect results are the cyclical nature of the furniture industry, the effectiveness of new product introductions, the product mix of our sales, the cost of raw materials, the amount of sales generated and the profit margins thereon, competition, both foreign and domestic, credit exposure to our customers, and general economic conditions. Any forward-looking statement speaks only as of the date of this press release. The Company specifically declines to undertake any obligation to publicly revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

    --30--SH/ms*

    CONTACT: Flexsteel Industries, Inc., Dubuque
             Timothy E. Hall, 563/556-7730 x392